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                                                               Exhibit 10.23






      AMENDMENT No. 1 AND WAIVER dated as of November 16, 2001, to the Credit Agreement dated as of February 23, 2001 (the "Credit Agreement"), among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., a Maryland corporation (the "Company"), THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, a Canadian corporation (the "Canadian Borrower"), Compass Foods, Inc., Borman's, Inc., Kohl's Food Stores, Inc., Shopwell, Inc., Waldbaum, Inc., Super Fresh Food Markets, Inc. and Super Market Service Corp.(together with the Company, the "U.S. Borrowers" and the U.S. Borrowers together with the Canadian Borrower, the "Borrowers"), the banks party thereto (the "Lenders"), JPMORGAN CHASE BANK (successor to The Chase Manhattan Bank), a New York banking corporation, as agent for the U.S. Lenders (in such capacity, the "U.S. Administrative Agent"), and J.P. MORGAN BANK CANADA formerly known as THE CHASE MANHATTAN BANK OF CANADA, a Canadian chartered bank, as agent for the Canadian Lenders (in such capacity, the "Canadian Administrative Agent").


            A. Pursuant to the Credit Agreement, the Lenders have extended credit to the Borrowers, and have agreed to extend credit to the Borrowers, in each case pursuant to the terms and subject to the conditions set forth therein.

            B. The Borrowers have requested that the Lenders agree to amend certain provisions of the Credit Agreement as set forth herein.

            C. The undersigned Lenders are willing to so amend the Credit Agreement, in each case pursuant to the terms and subject to the conditions set forth herein.

            D. Capitalized terms used and not otherwise defined herein shall have the meanings assigned thereto in the Credit Agreement.

            In consideration of the premises and the agreements, provisions and covenants herein contained, the parties hereto hereby agree, on the terms and subject to the conditions set forth herein, as follows:

            SECTION 1.    Amendments.     (a)  Section 1.01 of the Credit
Agreement is hereby amended by deleting the definition of the term "Hedging Agreement" and substituting in lieu thereof the following:

            "Hedging Agreement" means any Currency and Commodity Hedging Agreement or Interest Rate Hedging Agreement.

            (b) Section 1.01 of the Credit Agreement is hereby amended by deleting clause (d) of the definition of the term "Prepayment Event" and substituting in lieu thereof the following:

            (d) the incurrence by the Company or any Subsidiary of (i) any Indebtedness, other than Indebtedness permitted by Section 6.01 (except as described in clause (ii) of this paragraph) or (ii) any Indebtedness described in clause (a)(ii)(B) of Section 6.01 in excess of the amount used to prepay the 2004 Notes and any reasonable premiums, fees or expenses incurred in connection with such prepayment.

            (c) Section 1.01 of the Credit Agreement is hereby amended by adding, in proper alphabetical order, the following defined terms:

            "Currency and Commodity Hedging Agreement" means any foreign currency exchange agreement, commodity price protection agreement or other currency exchange rate or commodity price hedging arrangement.

            "Interest Rate Hedging Agreement" means any interest rate protection agreement or other interest rate hedging arrangement.

            "2004 Notes" shall mean the Company's bond issuance in the principal amount of $200,000,000 due January 2004.

            (d) Section 6.01 of the Credit Agreement is hereby amended by deleting clause (a)(ii) thereof in its entirety and substituting in lieu thereof the following:

            (ii) Indebtedness existing on the date hereof and set forth in
      Schedule 6.01 and extensions, renewals and replacements of any such Indebtedness that do not increase the outstanding principal amount thereof (except (A) to the extent of any reasonable premiums, fees and expenses incurred in connection with any such extensions, renewals and replacements and (B) in the case of senior unsecured notes issued by the Company to refinance the 2004 Notes within ten Business Days of receipt of such proceeds, to the extent that the excess of (1) such principal amount over
      (2) the amount used to refinance the 2004 Notes and reasonable premiums, fees and expenses incurred in connection therewith (the "Excess Amount") shall not exceed $60,000,000; provided that, the Excess Amount, if any, shall be used to prepay the Loans) or result in an earlier maturity date or decreased weighted average life thereof;

            (e) Section 6.07 of the Credit Agreement is hereby amended by deleting such Section in its entirety and substituting in lieu thereof the following:

            SECTION 6.07. Hedging Agreements. The Company will not, and will not permit any of its Subsidiaries to, enter into any Hedging Agreement, other than (a)(i) Currency and Commodity Hedging Agreements and (ii) Interest Rate Hedging Agreements that have the effect of converting the interest rate of the associated Indebtedness from a floating rate to a fixed rate, in each case entered into in the ordinary course of business to hedge or mitigate risks to which the Company or any Subsidiary is exposed in the conduct of its business or the management of its liabilities; and

            (b) Interest Rate Hedging Agreements with respect to no more than $50,000,000 of the Company's long-term Indebtedness, that have the effect of converting the interest rate on such long-term Indebtedness from a fixed rate to a floating rate.

            (f) Section 6.08 of the Credit Agreement is hereby amended by adding, before the period at the end of clause (b) thereof, the following:

      ; provided, that the Company may also repurchase the 2004 Notes with the proceeds of Indebtedness permitted pursuant to Section 6.01(a)(ii)(B).

            SECTION 2. Waiver. The Required Lenders hereby waive any Default or Event of Default as a result of the Company's entering into, and performance under, an escrow agreement, substantially in the form of Exhibit A attached hereto.

            SECTION 3. Representations and Warranties. Each of the Borrowers represents and warrants to the Agents and the Lenders that:

            (a) This Amendment has been duly executed and delivered by it and constitutes its legal, valid and binding obligation enforceable against it in accordance with its terms, except as enforceability may be limited by bankruptcy, insolvency, moratorium, reorganization or other similar laws affecting creditors' rights generally and except as enforceability may be limited by general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

            (b) After giving effect to this Amendment, the representations and warranties set forth in Article III of the Credit Agreement are true and correct in all material respects with the same effect as if made on the date hereof, except to the extent such representations and warranties expressly relate to an earlier date.

            (c) After giving effect to this Amendment, no Event of Default, or event that with notice or lapse of time or both would constitute an Event of Default, has occurred and is continuing.

            SECTION 4. Conditions to Effectiveness. This Amendment shall become effective (as of the date first written above) on the date (the "Amendment Effective Date") when (a) the Agents (or their counsel) shall have received counterparts of this Amendment that, when taken together, bear the signatures of the Borrowers and the Required Lenders and (b) the Agents shall have received payment of the fees payable under Section 5 below (to the extent due on the Amendment Effective Date) and any out-of-pocket expenses of the Agents payable by the Borrowers that have been invoiced before the Amendment Effective Date.

            SECTION 5. Amendment Fee. The Borrowers agree to pay to each Lender that executes and delivers a copy of this Amendment to the Agents (or their counsel) on or prior to November 30, 2001, an amendment fee in an amount equal to 0.05% of such Lender's Commitment (whether used or unused), in each case as of the Amendment Effective Date; provided that the Borrowers shall have no liability for any such amendment fee if this Amendment does not become effective. Such amendment fee shall be payable (i) on the Amendment Effective Date, to each Lender entitled to receive such fee as of the Amendment Effective Date and (ii) in the case of any Lender that becomes entitled to such fee after the Amendment Effective Date, within two Business Days after such Lender becomes entitled to such fee.

            SECTION 6. Expenses. The Borrowers shall reimburse the Agents for their reasonable out-of-pocket expenses incurred in connection with this Amendment, including the reasonable fees and expenses of Cravath, Swaine & Moore, counsel for the Agents.

            SECTION 7. Effect of Amendment and Waiver. Except as expressly set forth herein, this Amendment shall not by implication or otherwise limit, impair, constitute a waiver of, or otherwise affect the rights and remedies of the Agents or the Lenders under the Credit Agreement, and shall not alter, modify, amend or in any way affect the terms, conditions, obligations, covenants or agreements contained in the Credit Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect. Nothing herein shall be deemed to entitle the Borrowers to a consent to, or a waiver, amendment, modification or other change of, any terms, conditions, obligations, covenants or agreements contained in the Credit Agreement in similar or different circumstances. This Amendment shall apply and be effective only with respect to the provisions of the Credit Agreement specifically referred to herein.

            SECTION 8. Credit Agreement. Except as specifically amended or waived hereby, the Credit Agreement shall continue in full force and effect in accordance with the provisions thereof as in existence on the date hereof. After the date hereof, any reference to the Credit Agreement shall mean the Credit Agreement as amended and waived hereby. This Amendment shall constitute a Loan Document for all purposes under the Credit Agreement.

            SECTION 9. Applicable Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 10. Counterparts. This Amendment may be executed in two or more counterparts, each of which shall constitute an original but all of which when taken together shall constitute but one contract. Delivery of an executed signature page of this Amendment by facsimile transmission shall be effective as delivery of a manually executed counterpart hereof.

            SECTION 11. Headings. The Section headings used herein are for convenience of reference only, are not part of this Amendment and are not to affect the construction of, or to be taken into consideration in interpreting, this Amendment.






            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first written above.




THE GREAT ATLANTIC & PACIFIC
TEA COMPANY, INC.,

  by

Name:
Title:


THE GREAT ATLANTIC & PACIFIC
 COMPANY OF CANADA, LIMITED,

  by

Name:
Title:


JPMORGAN CHASE BANK,
individually and as U.S. Administrative Agent,

  by

Name:
Title:


J.P. MORGAN BANK CANADA,
as Canadian Administrative Agent,

  by

Name:
Title:

JPMORGAN CHASE BANK, TORONTO BRANCH, as a Lender,

  by

Name:
Title:


COMPASS FOODS, INC.,

   by

Name:
Title:


BORMAN'S, INC.,

   by

Name:
Title:


KOHL'S FOOD STORES, INC.,

   by

Name:
Title:


SHOPWELL, INC.,

   by

Name:
Title:


WALDBAUM, INC.,

  by

Name:
Title:


SUPER FRESH FOOD MARKETS, INC.,

   by

Name:
Title:


SUPER MARKET SERVICE CORP.,

   by

Name:
Title:






SIGNATURE PAGE TO AMENDMENT NO. 1 DATED AS OF NOVEMBER 16, 2001, TO THE CREDIT AGREEMENT DATED AS OF FEBRUARY 23, 2001, among THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC., THE GREAT ATLANTIC & PACIFIC COMPANY OF CANADA, LIMITED, THE OTHER BORROWERS PARTY THERETO, THE LENDERS, JPMORGAN CHASE BANK, as U.S. Administrative Agent, and J.P. MORGAN BANK CANADA, as Canadian Administrative Agent,





                                Name of Institution: ___________________



                                by:
                                -------------------------------
                                Name:
                                Title: